UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2014
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LIFEVANTAGE CORPORATION (Exact name of registrant as specified in its charter)
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Colorado	001-35647	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9785 S. Monroe Street, Suite 300, Sandy, UT		84070
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (801) 432-9000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

LifeVantage Corporation (the “Company”) held its fiscal 2015 annual meeting of shareholders on November 19, 2014 (the “Annual Meeting”). The following proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting:

1.    To elect the following six director nominees to the Company’s board of directors until the Company’s fiscal 2016 annual meeting of shareholders or until their respective successors are elected and qualified:

Mr. Michael A. Beindorff	Mr. David S. Manovich	Mr. Garry Mauro
Mr. George E. Metzger	Mr. Douglas C. Robinson	Mr. Richard Okumoto

2.    To approve an amendment to the 2010 Long-Term Incentive Plan to increase the number of shares available for issuance under the plan by 3,600,000, from 6,900,000 to 10,500,000; and

3.    To ratify the selection of EKS&H LLLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2015.

The proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on October 6, 2014.

The final voting results of each proposal were as follows:

Proposal 1 – Election of Directors: The Company’s shareholders elected each of the six director nominees listed above to the Company’s board of directors to serve until the Company’s fiscal 2016 annual meeting of shareholders or until their respective successors are elected and qualified. Votes cast were as follows:

	For	Withhold	Broker Non-Votes
Mr. Michael A. Beindorff	30,602,624	2,499,578	41,767,391
Mr. David S. Manovich	30,429,261	2,672,941	41,767,391
Mr. Garry Mauro	29,427,553	3,674,649	41,767,391
Mr. George E. Metzger	30,620,963	2,481,239	41,767,391
Mr. Douglas C. Robinson	29,400,642	3,701,560	41,767,391
Mr. Richard Okumoto	30,617,740	2,484,462	41,767,391

Proposal 2 – Amendment to the 2010 Long-Term Incentive Plan: The Company's shareholders approved the amendment to the 2010 Long-Term Incentive Plan to increase the number of shares available for issuance under the plan by 3,600,000, from 6,900,000 to 10,500,000. Votes cast were as follows:

For	Against	Abstain
26,506,166	6,391,415	204,621

Proposal 3 – Ratification of the Selection of Independent Registered Public Accounting Firm: The Company’s shareholders ratified the selection of EKS&H LLLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015. Votes cast were as follows:

For	Against	Abstain
72,755,586	1,295,603	818,404

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 24, 2014	LIFEVANTAGE CORPORATION By: /s/ Rob Cutler Name: Rob Cutler Title: General Counsel